Schedule to Exhibit 10.31

There are 17 management agreements with subsidiaries of Sonesta Holdco Corporation, or Sonesta, for hotels which we and Sonesta have designated as retained hotels, a representative form of which is filed as Exhibit 10.1 to our Current Report on Form 8-K dated January 7, 2022 and which is incorporated herein by reference. The other 16 management agreements for retained hotels, with the respective parties and applicable to the respective hotels listed below, are substantially identical in all material respects to the representative form of management agreement.

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Trade Name and Street Address	Landlord	Owner	Manager	Effective Date	Service Level	Initial Owner’s Priority
Sonesta Redondo Beach & Marina 300 North Harbor Drive Redondo Beach, California 90277	HPT IHG-2 Properties Trust	SVC Redondo Beach TRS LLC	Sonesta Redondo Beach LLC	January 1, 2022	Full	$4,524,631
The Clift Royal Sonesta 495 Geary Street San Francisco, CA	HPT Geary Properties Trust	HPT Clift TRS LLC	Sonesta Clift LLC	January 1, 2022	Full	$12,012,805
Royal Sonesta Chicago River North 505 North State Street Chicago, Illinois 60654	HPT IHG Chicago Property LLC	HPT State Street TRS LLC	Sonesta State Street LLC	January 1, 2022	Full	$3,108,330
The Royal Sonesta Chicago Downtown 71 East Wacker Drive Chicago, Illinois	HPT IHG-2 Properties Trust	HPT Wacker Drive TRS LLC	Sonesta Chicago LLC	January 1, 2022	Full	$5,886,331
The Allegro Royal Sonesta Chicago Loop 171 West Randolph Street Chicago, Illinois 60601	HPT IHG-3 Properties LLC	SVC Randolph Street TRS LLC	Sonesta Randolph Street LLC	January 1, 2022	Full	$5,070,314
Royal Sonesta Boston 40 Edwin H. Land Boulevard Cambridge, Massachusetts	HPT Cambridge LLC	Cambridge TRS, Inc.	Sonesta International Hotels Corporation	January 1, 2022	Full	$10,372,038
Royal Sonesta New Orleans 300 Bourbon Street New Orleans, Louisiana	Royal Sonesta, Inc.	Cambridge TRS, Inc.	Sonesta International Hotels Corporation	January 1, 2022	Full	$14,173,842
Sonesta Simply Suites Jersey City 21 2nd Street Jersey City, New Jersey	HPT IHG-2 Properties Trust	SVC Jersey City TRS LLC	Sonesta Jersey City LLC	January 1, 2022	Select	$2,112,534
Sonesta Simply Suites Parsippany Morris Plains 100 Candlewood Drive Morris Plains, New Jersey 07950	HPT IHG-2 Properties Trust	SVC Morris Plains TRS LLC	Sonesta Morris Plains LLC	January 1, 2022	Select	$760,144
Sonesta ES Suites Parsippany Morris Plains 3 Gatehall Drive Parsippany, New Jersey 0054	HPTMI Properties Trust	SVC Gatehall Drive TRS LLC	Sonesta Gatehall Drive LLC	January 1, 2022	Select	$1,365,932
The Royal Sonesta Minneapolis 35 South 7th Street Minneapolis, Minnesota 55402	HPTWN Properties Trust	SVC Minneapolis TRS LLC	Sonesta Minneapolis LLC	January 1, 2022	Full	$4,330,782
Royal Sonesta San Juan 5961 Isla Verde Avenue Carolina, Puerto Rico 00979	HPT IHG PR, Inc.	SVC San Juan TRS LLC	Sonesta San Juan LLC	January 1, 2022	Full	$5,646,494
Sonesta ES Suites Toronto 355 South Park Road Toronto, Ontario L3T 7W2, Canada	HPT IHG Canada Properties Trust	HPT TRS IHG-2, Inc.	Sonesta Canada ULC	January 1, 2022	Select	$1,107,994
The Yorkville Royal Sonesta Hotel 220 Bloor Street Toronto, Ontario M5S IT8, Canada	HPT IHG Canada Properties Trust	HPT IHG-2 TRS, Inc.	Sonesta Toronto ULC	January 1, 2022	Full	$2,584,900
Sonesta White Plains 66 Hale Avenue White Plains, NY	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta White Plains LLC	January 1, 2022	Full	$5,097,740
Sonesta Select Whippany 157 Route 10 East Whippany, NJ	HPTCY Properties Trust	HPT CY TRS, Inc.	Sonesta Whippany LLC	January 1, 2022	Select	$1,334,969

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